Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Stratos Renewables Corporation (the “Company”) on Form 10-K/A for the year ended December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, George Sharp, President of the Company and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ George Sharp
George Sharp
President
Principal Executive Officer

By:	/s/ George Sharp
George Sharp
Chief Financial Officer
Principal Financial and Accounting Officer

March 21, 2024